Q1 2022 Letter to Shareholders May 3, 2022

TuSimple Letter to Shareholders

Q1 Highlights

- Continued Driver Out operations including refinement of our Minimum Risk Condition capabilities which are critical to removing support vehicles from our operations
- Announced an advanced Integration with Werner Enterprises to provide roadside service and support
- Expanded our dedicated AFN terminal footprint to Ryder facilities in Houston and Laredo preparing for Driver Out operations in Texas
- Increased reservations by 500 in Q1 from blue chip customers, such as Loadsmith, for a total of 7,475 reservations
- Taken steps to strengthen Corporate Governance

TuSimple Drives Toward L4 Commercialization

Dear Shareholders,

During Q1, we made strong progress on our technology development including a continuation of our Driver Out operations. When we launched our first fully autonomous semi-truck run on open public roads in December of 2021, we knew it was just the beginning. We will continue to expand our driverless operations over the next two years. We will release more precise milestone timing in the coming weeks, but we have laid out some of our near-term objectives, including:

The Path to Driver Out Commercialization by End of 2023

Day and night operations	Additional Driver Out routes, including in Texas	Removing the support vehicles	Hauling customer freight on driverless runs	Significant reductions in cost per mile, with clear line of sight to cost parity with human-driven trucks

TuSimple has entered the Driver Out era, a necessary step for every autonomous driving company to reach commercialization. In this new era, we are focusing on increasing efficiency through expanding our operational design domain and optimizing our operations so we can deliver a world class product to our customers.

TuSimple's Technology Key Operating Metrics

Key Operating Metrics	12/31/2021	3/31/2022	QoQ Growth %
R&D FTEs	~1,100	~1,100	Flat
Global FTEs	~1,400	~1,400	Flat
Patents Issued	387	408	~5%
Cumulative Road Miles	~6.3M	~7.2M	~14%


tu simple
A BETTER PATH FORWARD

Optimizing Our Proprietary L4 Technology

Continued Driver Out Operations with Enhanced Features

In Q1, we continued to conduct Driver Out operations including systematically refining features that are planned to make our operations more efficient and scalable. For example, we refined our Minimal Risk Condition (MRC) capabilities, including our Autonomous Driving System's ability to pull the vehicle over to the side of the road in certain scenarios such as a partial system degradation.

To test this MRC capability, we first ran trials in simulations and our entire validation suite on closed tracks. Finally, we started Driver Out test runs in which we deliberately triggered an MRC command while the vehicle was in operation on an open public roadway on Interstate 10 in Tucson, AZ. Our semi-truck identified a safe place to pull over alongside the highway, lowered its vehicle speed in lane and then pulled itself to the side of the roadway. This maneuver can be particularly difficult given that a highway shoulder is generally an uneven mix of pavement and gravel, and various non-standard objects that can make parts of the shoulder unsafe. Validating our MRC capabilities is an important step to ultimately removing the chase van from our Driver Out operations.

Introducing Collaborative Mapping

We recently launched Collaborative Mapping, a new fleet mapping ability in which all our semi-trucks on an origin - destination pair are capable of sharing information with each other using sophisticated vehicle-to-cloud-to-vehicle communication.

The trucks can share dynamic events efficiently with other trucks along the route, identifying emergency lane vehicles, pedestrians and other situations. Receiving this information allots the following trucks advanced notice and better information to incorporate into the vehicle planning system.

For example, the trucks can plan a lane change to avoid an emergency lane vehicle long before a camera or LiDAR can sense the emergency lane vehicle. As we scale up operations, the larger number of trucks on a particular route is designed to increase the benefits gained from Collaborative Mapping, enhancing safety.

Our Patent Portfolio Continues to Expand with Valuable Proprietary Technology

In Q1, our industry-leading commercial vehicle AV patent portfolio expanded with 21 new patents issued. Our patent portfolio is focused on technology designed specifically for autonomous trucking and included 408 issued patents at the end of Q1. New patents granted this quarter include protections for essential technologies, such as enhanced techniques of predicting the behavior of other vehicles on the road, efficient image processing that reduces processing requirements, and improved vehicle communications with roadside networks so that objects that would not otherwise have been directly visible from the vehicle can be detected and safely maneuvered around. We have also continued to create important intellectual property for other technologies, which we aim to protect via trade secrets.


Collaborative Mapping
Vehicle-to-Cloud-to-Vehicle Communication
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A Deeper Background on TuSimple’s Co-Founder, and New CEO Dr. Xiaodi Hou is Co-Founder, Chairman, and CEO of TuSimple. It is his mission to realize a future that results in a safer, environmentally aware, and efficient logistics chain. Xiaodi commenced this mission in 2015, when the foundation was laid to pursue a vision of alleviating real-world obstacles with computer vision technology. This is the genesis of TuSimple. Seven years later, TuSimple is a public company with over 1,400 employees globally dedicated to bringing our SAE L4 autonomous trucking operations to market at scale. We believe we are on the road to make Xiaodi's vision become reality and he is well-positioned to lead the company to meet its goals with experience, acclaim, and knowledge that is unmatched in the industry. As an internationally renowned expert in artificial intelligence, machine learning, and computer vision, Xiaodi is the inventor behind 23 patents in the field of autonomous vehicles and has developed leading theories in computational models for visual saliency in the field of computer vision. Xiaodi’s educational experience provided the basis for his occupational success, with a Ph.D. in Computational and Neural Systems from California Institute of Technology, as well as a Bachelor of Engineering in Computer Science from Shanghai Jiao Tong University. With a deep-focus on cognitive science and computer vision, Xiaodi’s deep conceptual educational experience has resulted in TuSimple’s unique vision-centric (in contrast to the commonly seen LiDAR-centric) perception framework for level 4 autonomous driving. TuSimple’s technological achievements are numerous and include more patents authored than all other trucking focused AV companies combined, and the development of AI technology that enables 1,000-meter long-range perception. Additionally, the industry-leading market achievements at TuSimple include the world’s first hub to hub L4 autonomous trucking operation, the world’s first Driver Out semi-truck run, over 160,000 miles of autonomous operation with UPS, and the world’s first commercial vehicle production contract. Xiaodi leads TuSimple from its headquartered location in San Diego. An avid long-distance runner, musician, gamer, father, and husband, Xiaodi’s life exemplifies his motto, get the right things done right. 4 Optimizing Our Proprietary L4 Technology (cont’d) Dr. Xiaodi Hou, Co-Founder, Chairman & CEO  23 patents in the field of autonomous vehicles  Ph.D. in Computation and Neural Systems, California Institute of Technology  Bachelor of Engineering in Computer Science, Shanghai Jiao Tong University

Deepening Our Commercial Footprint

Preparing for Driverless Operations by Expanding Our AFN Ecosystem with Ryder

In Q1, we added two additional AFN terminals in Houston and Laredo, TX co-located at Ryder maintenance facilities in prime freight locations. These terminals will serve as start and end points on our AFN, provide bundled maintenance services to support commercialization, and provide a continuously operational access point for our customers. By working with Ryder, we were able to move quickly and in a capital-light way to add these two strategically located AFN terminals. Building out our dedicated terminal network in Texas is an important step to prepare for expansion of our Driver Out operations.



Phoenix
Tucson
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El Paso
Dallas/Ft. Worth
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Austin
San Antonio
Houston
Laredo
tu TuSimple Terminals
Major base of operation to develop the technology and commercialize with centralized maintenance
Customer Terminals
Points of origin and destination to which we pick up and deliver freight

TuSimple Integrates with Werner Enterprises to Add Roadside Assistance Services to Support Driver Out Operations

We announced an integration with Werner Enterprises' roadside service network to support Driver Out operations on our AFN. Werner Enterprises' nationwide network of 24/7 support will play a fundamental role in providing immediate assistance for autonomous trucks in the event they require expedited service. Carriers will have their choice of service and support providers, including their preferred dealership, aftermarket service provider, or at a Werner Enterprises authorized service center. This is a critical step for our Driver Out commercialization as we must ensure that our customers receive benchmark service in the event of a service issue.

Cumulative Road Miles (Millions)



~1.9x YoY
3.7
4.6
5.4
6.3
7.2
24%
17%
17%
14%
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22

Quarterly Revenue Miles (Thousands)



~1.7x YoY
603
880
946
1,017
1,014
46%
8%
8%
0%
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22

Q4'21 to Q1'22 revenue miles growth was flat as we prioritized truck and driver resources towards Driver Out testing operations.

Cumulative Unique Mapped Miles



~2.2x YoY
5,000
8,500
9,900
11,200
11,200
70%
16%
13%
0%
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22

Unique Mapped Miles expected to be flat in 2022, as our mapping teams focus on collaborative mapping and enhancing our map development and maintenance automation.

Note: (%)'s may not foot due to rounding

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Deepening Our Commercial Footprint (cont'd)

Strengthening Our Relationship with Reservation Partners

In Q1, we added 500 reservations with blue chip partners building commercial success on the back of our technology advancements, including the start of Driver Out operations. Our new reservations include 350 semi-truck reservations from Loadsmith, a leading third-party logistics capacity as a service platform, for a total of 7,475 reservations as of March 31, 2022. We continue to work closely with our reservation partners, identifying and testing autonomy on their lanes best suited for autonomous freight operations.

TuSimple's Commercial Key Operating Metrics

Key Operating Metrics	Q4'21	Q1'22	QoQ Growth %
Total Truck Reservations[1] EOQ	6,975	7,475	~7%
Total Mapped Miles[2] EOQ	~11,200	~11,200	Flat
Quarterly Revenue Miles[3]	~1,017,000	~1,014,000	Flat



Strengthening Corporate Governance

Reed Werner Added to Board of Directors

In April 2022, we announced the appointment of Reed Werner as a member of our Board of Directors. Reed has extensive experience in national and investment security issues and in international business and finance. In government service, Reed has served as Deputy Assistant Secretary of Defense for South and Southeast Asia Security Affairs and he held other roles earlier in his career at the U.S. Department of State and at the White House. In the private sector, Reed worked at Goldman Sachs in the firm's investment banking division and executive office in New York and Hong Kong, where he advised on financial transactions in the U.S., China, and Southeast Asia, and he was Vice President for Strategic Finance and Global Public Policy at VIPKid, a global online education platform. Reed will serve as the Chair of our Government Security Committee and as a member of our Audit Committee.



(1) Reservations are non-binding. Typically, each reservation requires a $500 truck deposit, however, the deposit requirement has been waived for our equity investors that currently hold reservations.

(2) Unique Mapped Miles are the cumulative unique miles on the AFN on which we have built a map compatible with our autonomous driving software. Unique Mapped Miles expected to be flat in 2022, as our mapping teams focus on collaborative mapping and enhancing our map development and maintenance automation.

(3) Q4'21 to Q1'22 revenue miles growth was flat as we prioritized truck and driver resources towards Driver Out testing operations

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Our Financials: Investing in Growth

Solid Revenue Growth Driven by Strategic Customers

Total revenue was $2 million in Q1 2022, up 140% year over year. Revenue increased 10% sequentially from Q4 2021 to Q1 2022. We have continued to achieve this growth in revenue by raising our prices while also increasing commercial utilization despite flat growth in our commercial fleet and partner fleet truck count. While 2022 continues to present headwinds in adding drivers, trucks and trailers, we continue to find solutions to serve our customers who will be our long-term partners in deploying our AV trucking technology.

R&D Investment Accelerates, Strengthening Industry Lead

In Q1, we spent $78 million on R&D, up $37 million year-over-year. Our largest portion of R&D expense was $56 million related to R&D personnel, including stock-based compensation expense of $17 million. We continue to remain highly disciplined in deploying capital to the highest ROI projects on our path to commercialization of our L4 technology.

Operating Expenses to Invest in Our Ability to Scale

Our Q1 Selling, General, and Administrative (SG&A) expense totaled $32 million, a $16 million year-over-year increase. Our most significant SG&A expense was $19 million in compensation costs, including $10 million in stock-based compensation.

Stock-based Compensation (SBC) Expense

Our SBC expense was $28 million in Q1 2022.

Loss from Operations and Adjusted EBITDA[1]

In Q1, our Loss from Operations was ($112) million and our Adjusted EBITDA was ($80) million.

Capital Investment Propels AFN Rollout

TuSimple invested a total of $1 million in purchases of property and equipment in Q1. We also made acquisitions of property and equipment included in liabilities of $1 million in Q1. We continue to seek capital-light ways to expand our AFN including preparing for driver-out operations in Texas.

(1) Adjusted EBITDA is calculated by adding back stock-based compensation expense, depreciation, and amortization, nonrecurring restructuring expense, and capital lease interest expense to loss from operations. See the section titled "Non-GAAP Financial Measures" for more information.



Revenue ($ million)
~2.4x YoY
$0.9
67%
$1.5
20%
$1.8
15%
$2.1
10%
$2.3
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22



R&D Expense ($ million)
$41.4
83%
$75.9
11%
$84.5
(2%)
$82.4
(5%)
$78.2
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22

R&D Stock-Based Compensation ($ million)				
$2	$25	$22	$22	$17



SG&A Expense ($ million)
$15.9
174%
$43.5
(32%)
$29.7
7%
$31.9
1%
$32.2
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22

SG&A Stock-Based Compensation ($ million)				
$5	$27	$10	$10	$10

Note: (%)'s may not foot due to rounding

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Strong Cash Position to Reach Commercialization Our operating cash spending during Q1 was $101 million as we continue to invest in our strategic growth and development initiatives. We ended the quarter with over $1.2 billion of cash on the balance sheet. In Closing We are honored to lead our company through this new phase of technology commercialization where we can begin to see all our hard work culminate into one product, the Autonomous Freight Network. We are well on our way, with the first fully autonomous semi-truck runs on open public roads completed in Q1, and the announcement of our expansion of our driverless operations in scope and scale throughout 2022 and 2023. We are truly grateful to our world class talent, partners, and shareholders that are making it possible to develop this ecosystem. Together, we will make freight transportation safer, more affordable, and more efficient. At TuSimple, we are building a Better Path Forward. Sincerely, Our Financials: Investing in Growth (cont’d) 8 Pat Dillon Chief Financial Officer Xiaodi Hou Co-Founder, Chairman and Chief Executive Officer

Disclaimer This letter and any accompanying oral presentation contain forward-looking statements. All statements other than statements of historical fact contained in this letter, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, launch dates of products or services, the trajectory of our Driver Out Pilot Program, our timeline to commercialization, expected safety benefits of our autonomous semi-trucks, objectives of management for future operations of TuSimple Holdings Inc. and its subsidiaries (the "Company", “we”, “our” and “us”), market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Forward- looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terms such as “will”, “expect,” “plan,” “anticipate,” “intend,” “target,” “project,” “predict,” “potential,” “explore” or “continue” or the negative of these terms or other similar words. The Company has based these forward-looking statements largely on its current expectations and assumptions and on information available as of the date of this letter. The Company assumes no obligation to update any forward-looking statements after the date of this letter, except as required by law. The forward-looking statements contained in this letter and the accompanying oral presentation are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions and other factors include, but are not limited to, those related to autonomous driving being an emerging technology, the development of our technology and products, the Company’s limited operating history in a new market, the regulations governing autonomous vehicles, the Company’s dependence on its senior management team, reliance on third-party suppliers, potential product liability or warranty claims and the protection of the Company’s intellectual property. Moreover, the Company operates in a competitive and rapidly changing environment, and new risks may emerge from time to time. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. It is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the markets in which it operates or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements the Company may make. You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption “Risk Factors” in ourmost recent quarterly report on Form 10-Q. These SEC filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. This letter also contains estimates, forecasts and other statistical data relating to market size and growth and other industry data. These data involve several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this letter and, accordingly, it cannot guarantee their accuracy or completeness. In addition, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company competes are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates. Non-GAAP Financial Measures TuSimple has not reconciled its expectations for non-GAAP adjusted EBITDA, because the stock-based compensation expense excluded from such items cannot be reasonably calculated or predicated at this time. The effect of the excluded stock-based compensation may be significant. TuSimple believes the non-GAAP measures calculated herein provide meaningful information to assist investors in understanding financial results and assessing prospects for future performance as they provide a better baseline for analyzing the ongoing performance of its business by excluding items that may not be indicative of core operating results. Because non-GAAP financial measures are not standardized, it may not be possible to compare these measures with other companies’ non-GAAP measures having the same or similar names. Thus, TuSimple’s non-GAAP measures should be considered in addition to, not as a substitute for, or in isolation from, the company’s GAAP results. TuSimple encourages investors and others to review its financial information in its entirety, not to rely on any single financial measure, and to view its non-GAAP measures in conjunction with GAAP financial measures. About TuSimple TuSimple is a global autonomous driving technology company headquartered in San Diego, California, with operations in Arizona, Texas, Europe, and China. Founded in 2015, TuSimple is developing a commercial-ready, fully autonomous (SAE Level 4) driving solution for long-haul heavy-duty trucks. TuSimple aims to transform the $4 trillion global truck freight industry through the company's leading AI technology, which makes it possible for trucks to drive safely autonomously, operate nearly continuously, and reduce fuel consumption by 10%+ relative to manually driven trucks. Global achievements include the world's first fully autonomous, 'driver-out' semi-truck run on open public roads, and development of the world's first Autonomous Freight Network (AFN). TuSimple Conference Call Webcast – 2 p.m. PT May 3, 2022 We will host a teleconference call at 2:00 PM Pacific time/5:00 PM Eastern time on May 3rd to discuss these results. Interested parties can access the call by dialing North America (toll-free): +1 (833) 519-1404 or International (caller- paid): (270) 215-9738 and entering conference ID: 9028484. 9

TuSimple Consolidated Balance Sheets TuSimple Holdings Inc. Condensed Consolidated Balance Sheets (in thousands, except share data) (unaudited) December 31, March 31, 2021 2022 ASSETS Current assets: Cash and cash equivalents $ 1,337,586 $ 1,237,246 Accounts receivable, net 1,599 1,790 Prepaid expenses and other current assets 13,995 16,152 Total current assets 1,353,180 1,255,188 Property and equipment, net 36,053 30,728 Operating lease right-of-use assets — 41,314 Other assets 7,090 7,874 Total assets 1,396,323 1,335,104 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable 4,544 3,433 Amounts due to joint development partners 7,394 7,848 Accrued expenses and other current liabilities 41,698 24,640 Short-term debt 1,524 1,524 Capital lease liabilities, current 766 — Operating lease liabilities, current — 4,741 Total current liabilities 55,926 42,186 Capital lease liabilities, noncurrent 2,872 — Operating lease liabilities, noncurrent — 38,268 Long-term debt 5,543 5,166 Other liabilities 5,004 4,308 Total liabilities 69,345 89,928 Commitments and contingencies (Note 4) Stockholders’ equity (deficit): Preferred stock, $0.0001 par value; 100,000,000 shares authorized as of December 31, 2021 and March 31, 2022; zero shares issued and outstanding as of December 31, 2021 and March 31, 2022 — — Common stock, $0.0001 par value; 4,876,000,000 Class A shares authorized as of December 31, 2021 and March 31, 2022; 197,833,195 and 198,992,409 Class A shares issued and outstanding as of December 31, 2021 and March 31, 2022, respectively; 24,000,000 Class B shares authorized as of December 31, 2021 and March 31, 2022; 24,000,000 Class B shares issued and outstanding as of December 31, 2021 and March 31, 2022 22 22 Additional paid-in-capital 2,464,730 2,494,441 Accumulated other comprehensive loss 77 276 Accumulated deficit (1,137,851) (1,249,563) Total stockholders’ equity (deficit) 1,326,978 1,245,176 Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit) $ 1,396,323 $ 1,335,104 10

TuSimple Holdings Inc. Condensed Consolidated Statements of Operations (in thousands, except share and per share data) (unaudited) Three Months Ended March 31, 2021 2022 Revenue $944 $2,264 Cost of revenue 2,246 4,089 Gross loss (1,302) (1,825) Operating expenses: Research and development 41,434 78,158 Selling, general and administrative 15,902 32,215 Total operating expenses 57,336 110,373 Loss from operations (58,638) (112,198) Change in fair value of warrants liability (326,900) — Other income, net 378 295 Loss before provision for income taxes (385,160) (111,903) Provision for income taxes — — Net loss (385,160) (111,903) Accretion of redeemable convertible preferred stock (4,135) — Net loss attributable to common stockholders $(389,295) $(111,903) Net loss per share attributable to common stockholders, basic and diluted $(6.43) $(0.50) Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted 60,576,886 222,526,454 TuSimple Consolidated Statements of Operations 11

TuSimple Consolidated Statements of Cash Flows TuSimple Holdings Inc. Condensed Consolidated Statements of Cash Flows (in thousands) (unaudited) Three Months Ended March 31, 2021 2022 Cash flows from operating activities: Net loss $ (385,160) $ (111,903) Adjustments to reconcile net loss to net cash used in operating activities: Stock-based compensation 6,289 27,257 Depreciation and amortization 2,110 2,735 Change in fair value of warrants liability 326,900 — Other adjustments — (8) Changes in operating assets and liabilities: Accounts receivable (285) (202) Prepaid expenses and other current assets (3,360) (422) Operating lease right-of-use assets — 1,222 Other assets (152) (758) Accounts payable 9.237 227 Amounts due to/from related parties 4,558 — Amounts due to joint development partners — 454 Accrued expenses and other current liabilities (8,217) (18,286) Operating lease liabilities — (1,642) Other liabilities 1,347 426 Net cash used in operating activities (46,733) (100,630) Cash flows from investing activities: Purchases of property and equipment (1,210) (1,356) Purchases of intangible assets (87) (40) Proceeds from disposal of property and equipment 100 19 Net cash used in investing activities (1,197) (1,377) Cash flows from financing activities: Proceeds from issuance of redeemable convertible preferred stock, net of offering costs 61,631 — Proceeds from exercise of warrants for redeemable convertible preferred stock 183,007 — Proceeds from issuance of common stock under the Employee Stock Purchase Plan — 1,292 Proceeds from early exercised stock options 253 871 Principal payments on related party loan (613) — Principal payments on capital lease obligations (191) — Principal payments on finance lease obligations — (293) Principal payments on loans (117) (358) Net cash provided by financing activities 243,970 1,512 Effect of exchange rate changes on cash, cash equivalents, and restricted cash 1,100 155 Net increase (decrease) in cash, cash equivalents, and restricted cash 197,140 (100,340) Cash, cash equivalents, and restricted cash - beginning of period 312,351 1,339,092 Cash, cash equivalents, and restricted cash - end of period $ 509,491 $ 1,238,752 12

TuSimple Consolidated Statements of Cash Flows TuSimple Holdings Inc. Condensed Consolidated Statements of Cash Flows (in thousands) (unaudited) Three Months Ended March 31, 2021 2022 Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets: Cash and cash equivalents $508,706 $ 1,237,246 Restricted cash included in prepaid expenses and other current assets 785 1,506 Total cash and cash equivalents, and restricted cash $509,491 $1,238,752 Supplemental disclosure of cash flow information: Cash paid for interest $ 195 $ 281 Supplemental schedule of non-cash investing and financing activities: Acquisitions of property and equipment included in liabilities 1,939 1,038 Accretion of redeemable convertible preferred stock 4,135 — Vesting of early exercised stock options 21 21 Exercise of liability-classified warrants 369,352 — 13

( in millions ) ( unaudited ) Q1 '21 Q2’21 Q3 ’21 Q4 ’21 Q1 ’22 Loss from operations to adjusted EBITDA Loss from operations $ (58.6) $(120.9) $ (115.9) $ (115.9) $ (112.2) Stock-based compensation expense 6.3 52.5 32.1 31.7 27.5 Depreciation and amortization 2.1 2.3 2.4 2.7 2.7 Nonrecurring restructuring expense - - - - 1.7 Finance lease interest expense 0.1 0.1 0.1 0.1 0.1 Adjusted EBITDA $(50.1) $(66.0) $ (81.3) $ (81.4) $ (80.2) TuSimple Non-GAAP Financial Measure The following table (in millions of dollars) reconciles reported loss from operations determined in accordance with U.S. generally accepted accounting principles (GAAP) to non-GAAP adjusted EBITDA. TuSimple believes that this non-GAAP measure provides meaningful information to assist investors in understanding financial results and assessing prospects for future performance as it provides a better baseline for analyzing the ongoing performance of its business by excluding items that may not be indicative of core operating results. Because non-GAAP financial measures are not standardized, it may not be possible to compare this measure with other companies’ non-GAAP measures having the same or similar names. TuSimple encourages investors and others to review its financial information in its entirety, not to rely on any single financial measure, and to view its non-GAAP measures in conjunction with GAAP financial measures. Reconciliation Table 14

TUSIMPLE BY THE NUMBERS

~1,400[(1)]

Employees across three continents with ~80% of workforce dedicated to R&D

$1.8 B+

Cumulative funding-to-date, from IPO and private capital raises

400+[(1)]

Core Technology Patents

~100[(1)]

TuSimple Fleet Trucks Globally

~7.2 MM[(1)]

Road Miles

~ 11,200[(1)]

Miles of Mapped Routes

~ $2.3 MM

Q1 2022 Revenue

7,475[(1)]

Purpose-built, L4 Driver Out Autonomous Truck Reservations

(1) As of March 31, 2022

15